TAXES ON INCOME	9 Months Ended
Sep. 30, 2013
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 6:	TAXES ON INCOME

The total amount of net unrecognized tax benefits was $510 and $520 as of December 31, 2012 and September 30, 2013 respectively. The Company accrues interest, relating to unrecognized tax benefits, in its provision for income taxes. As of December 31, 2012 and September 30, 2013 accrued interest related to uncertain tax positions amounted to $184 and $258, respectively.

The main reason that the effective tax rate is lower than that of the statutory tax rate is due to utilization of carried forward tax losses for which valuation allowance was provided, offset by nondeductible expenses.